UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2011

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”)  on May 13, 2011, Comverse Technology, Inc. (the “Company”) disclosed that the SEC issued an order granting the Company's motion for oral argument in the previously disclosed administrative proceeding pending before the Commission and that such argument was scheduled for June 16, 2011. On May 18, 2011, the Commission issued an order that reschedules the oral argument for July 14, 2011.

As previously disclosed, the administrative proceeding initiated by the Commission seeks to suspend or revoke the registration of the Company’s securities pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended.  For additional information regarding such Section 12(j) administrative proceeding, see the Company’s Current Report on Form 8-K filed with the Commission on May 13, 2011.  Further information regarding such proceeding and risks associated with  revocation of the registration of the Company’s securities  is set forth in Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010 filed with the Commission on January 25, 2011.
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: May 19, 2011	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary

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